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                                    FORM 8-K

                           CURRENT REPORT


        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 14, 1996



Commission       Registrant; State of Incorporation;       IRS Employer
File Number      Address; and Telephone Number          Identification No
___________    ____________________________      ___________________


1-9513             CMS ENERGY CORPORATION       38-2726431
                         (A Michigan Corporation)
                         Fairlane Plaza South, Suite 1100
                         330 Town Center Drive
                         Dearborn, Michigan 48126
                        (313) 436-9261


1-5611           CONSUMERS POWER COMPANY   38-0442310
                      (A Michigan Corporation)
                      212 West Michigan Avenue
                      Jackson, Michigan  49201
                      (517) 788-1030


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ITEM 5. OTHER EVENTS

PROPOSED SETTLEMENT AGREEMENT

On November 15, 1996, CMS Energy announced that its principal subsidiary, Consumers Power Company, received a final rate order on November 14, 1996 from the Michigan Public Service Commission (MPSC) in connection with a proposed settlement agreement between Consumers Power Company and the MPSCstaff related to three cases -- a general rate case, a depreciation case and a competitive tariff case. A copy of the press release is included as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(99)      Press Release of CMS Energy Corporation, dated November 15, 1996.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                    CMS ENERGY CORPORATION



Dated:  November 15, 1996      By:  /s/ Alan M. Wright
                                   _____________________________
                                   Alan M. Wright
                                   Senior Vice President, Chief
                                   Financial Officer and Treasurer




                                     CONSUMERS POWER COMPANY



Dated:  November 15, 1996    By:  /s/ Alan M. Wright
                                ________________________________
                                Alan M. Wright
                                Senior Vice President, Chief
                                Financial Officer and Treasurer
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                                  EXHIBIT INDEX


Exhibit
Number
_______

  99     Press Release of CMS Energy Corporation, dated November 15, 1996